Exhibit 99.2
Copano Energy NASDAQ: CPNO IPAA 2008 OGIS MLP Investor Conference Houston, TX January 17, 2008

Disclaimer Statements made by representatives of Copano Energy, L.L.C. (the "Company") during this presentation may constitute "forward-looking statements" as defined by the Securities and Exchange Commission. All statements, other than statements of historical facts, made by representatives of the Company during this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Underlying these forward-looking statements are certain assumptions made by the Company based on management's experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Forward-looking statements in this presentation include statements related to Cantera's expected future results of operations. Any forward-looking statements made by representatives of the Company during this presentation are subject to a number of assumptions, risks and uncertainties, many of which are beyond the Company's control. If one or more of these risks or uncertainties materializes, or if underlying assumptions prove incorrect, then the Company's actual results may differ materially from those implied or expressed by the forward-looking statements. These risks include an inability to obtain new sources of natural gas supplies, the loss of key producers that supply natural gas to the Company, key customers reducing the volume of natural gas and natural gas liquids they purchase from the Company, a decline in the price and market demand for natural gas and natural gas liquids, the incurrence of significant costs and liabilities in the future resulting from the Company's failure to comply with new or existing environmental regulations or an accidental release of hazardous substances into the environment and other factors detailed in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

Introduction to Copano Energy, L.L.C. Growth-oriented midstream energy company founded in 1992 Built through over 40 acquisitions plus extensive organic projects Significant growth - from 23 miles to over 6,000 active pipeline miles plus six processing plants Provides midstream services to approximately 1.6 million Dth/day of natural gas Provides highly competitive producer services in three leading producing regions Texas - South Texas and Northern Fort Worth Basin Oklahoma - Central and Eastern Oklahoma Rocky Mountains - Powder River Basin in Wyoming Current Equity Market Cap - $2.1 billion (a) Current Enterprise Value - $2.6 billion (a) (a) Equity value as of January 14, 2008

Copano Assets

Copano's LLC Structure & Benefits Characteristic Typical MLP Copano Energy C-Corp Non-Taxable Entity Yes Yes No Tax Shield on Distributions Yes Yes No Tax Reporting Schedule K-1 Schedule K-1 Form 1099 General Partner Yes No No Incentive Distribution Rights Yes; up to 50% No No Voting Rights No Yes Yes Additional benefits to the LLC structure include lower cost of equity and stronger corporate governance than traditional MLPs

CPNO Distributions (1) vs. Typical MLP (2) (1) All pre-1Q 2007 distributions are restated to account for the impact of Copano's 3/30/07 two-for-one unit split (2) Assumes generic MLP splits with 10%, 25% & 50% increases in distributable cash flow to LP units resulting in incremental 13%, 23% and 48% increases in the percentage of total distributable cash flow applicable to the GP (3) Actual $0.10 distribution per unit was for the partial quarterly period from the IPO closing on November 15, 2004 through December 31, 2004 On October 17, 2007, Copano announced its eleventh consecutive increase in quarterly distributions since its IPO.

General Partner Incentive Distribution Loads Note: Market data as of 1/14/08 (1) To be adjusted pending shareholder vote of announced transaction between MWE & MWP

Total Return Performance (a) Copano, with a total return of 308% (b) since its IPO, has significantly outperformed the Alerian MLP Total Return Index (AMZX) Source: Bloomberg Note: 2004 data is 11/8/04 - 12/31/04 Assumes distributions reinvested Total return based on unit price as of 1/14/08

Comparative Distribution Yield CPNO's yield is between that of traditional MLPs and Public GPs Source: Lehman Brothers MLP Weekly for the week ended January 11, 2008 MLP Average includes: APL, BWP, BPL, XTEX, DPM, DEP, EROC, EPB, EEP, ETP, EPD, HLND, KMP, MMP, MWE, MMLP, NS, OKS, PAA, KGS, RGNC, SGLP, SEP, SXL, NGLS, TCLP, TPP, WPZ CPNO as of January 14, 2008 (c) GP Average includes: AHGP, AHD, BGH, XTXI, ETE, EPE, HPGP, NRGP, MGG, MWP, NSH, PVG

Business Strategy

Business Strategy Pursue growth from our existing assets Pursue complementary acquisitions and organic expansion opportunities Reduce sensitivity of our cash flows to commodity price fluctuations Exploit the operating flexibility of our assets Expand our geographic scope into new regions where our growth strategy can be applied

Oklahoma One of the largest independent networks of natural gas pipelines in Central and Eastern Oklahoma Approximately 3,800 miles of active natural gas gathering pipelines Long-term agreements with remaining terms ranging up to approximately 13 years Approximately 30 drilling rigs currently active in area of operations Hunton de-watering play, coal bed methane and Woodford Shale provide growth visibility 4 processing plants (includes majority- owned Southern Dome) Current inlet capacity of 170 MMcf/d

Texas One of the largest independent networks of natural gas pipelines in the Texas Gulf Coast and Northern Fort Worth Basin Nearly 1,800 miles of natural gas gathering (includes majority-owned Webb/Duval), intrastate transmission and natural gas liquids pipelines Strong activity in the North Texas Barnett Shale Casinghead Gas Play 2nd largest processing plant in Texas Gulf Coast region; 3rd largest in Texas Total inlet capacity of 700 MMcf/d Highly efficient conditioning capability avoids processing margin losses by reducing: NGLs extracted by 93% Fuel consumption by 80%

Rocky Mountains Assets primarily located in Powder River Basin 51.0% managing member interest in Bighorn Gas Gathering, LLC 37.04% managing member interest in Fort Union Gas Gathering, LLC Establishes Copano's presence in the Rocky Mountains and the prolific Powder River Basin Reserves are long-lived with significant upside Over 1,000,000 dedicated acres in Bighorn and 3,000,000 acre area of mutual interest at Fort Union 100% fee-based contracts As adjusted for the acquisition, Copano's estimated 2008 fixed fee volumes grow from 28% to over 50% Excellent Organization Experienced personnel with headquarters in Denver, CO Established systems and processes Led by John Raber, a senior member of Copano management

Organic Growth & Bolt-on Capital Spending Strong organic growth and bolt-on capital spending program Texas and Oklahoma (exclusive of Rocky Mountains) Over $50 million in 2006 Estimated $85 million in 2007 Potential 2008 new project capital spending of approximately $130 million Completed and current capital spending (not included in potential 2008 capital spending): Gathering and compression expansion ongoing - Oklahoma Approximate 65% expansion of Paden Plant capacity - Oklahoma Condensate handling capacity expanded approximately 150% Nitrogen Rejection Unit at Paden Plant nearing completion - Oklahoma Texas pipeline mileage (excluding North Texas) has increased approximately 20% since January 1, 2006 - Texas Houston Central CO2 treating capacity has doubled since January 1, 2006 - Texas Note: 2008 new project capital spending includes Bighorn Gas Gathering, LLC and Fort Union Gas Gathering, LLC spending based on Copano ownership interest

Hedging Program and Risk Management On-going long-term risk management strategy to reduce commodity price risk exposure Current portfolio of hedging contracts includes: Call spread options on natural gas through 2011 to hedge a portion of the net operational short natural gas position Puts on natural gas through 2009 Puts and swaps for ethane, propane, iso-butane, normal butane and natural gasoline through 2011 Puts on WTI crude oil through 2011 to hedge natural gasoline and condensate In early January 2008 Copano raised the strike prices on a substantial portion of its natural gas liquids and crude oil hedges to reflect the current market environment

Impact of Resource Play Gas in Strategic Acquisitions Copano defines a resource play as any large-scale development play driven by execution rather than geologic risk Through strategic acquisitions, Copano's access to resource play gas has increased significantly

Copano's Natural Gas Resource Plays * Play Location Acquisition Date Copano Service Commenced Hunton/Limestone De-watering Central Oklahoma ScissorTail August 2005 Osage Coalbed Methane North Central Oklahoma ScissorTail August 2005 Woodford Shale Southeast Oklahoma ScissorTail and Cimmarron June 2006 Tri-County Barnett Shale Interval Oil Play North Texas Cimmarron May 2007 Powder River Basin Coalbed Methane Wyoming Cantera October 2007 * Geologic, engineering and drilling economics information are based on discussions with producers, independent reservoir engineers and other industry information sources but has not been independently verified

Producer Relationships Note: Partial list for Texas Gulf Coast, Mid-Continent and Rocky Mountains Mestena Operating, Ltd.

Experienced Management Team and Board of Directors 19 senior managers average 24 years of experience in the industry Ownership by ALL employees including LTIP participation Management and employees beneficially owned approximately 7.5% of outstanding units at December 31, 2007 (a) Six of the seven Board members are independent (a) Excludes 241,181 restricted common units, 100,795 phantom units and 1,442,847 options to acquire common units, of which 362,646 are exercisable as of December 31, 2007. Restricted common units, phantom units and options represent approximately 3.1% of current outstanding units.

Financial Information

Financial Policy Maintain sustainable distributions with targeted distribution coverage greater than the MLP peer group Q3 2007 distribution coverage of 160% Target total leverage: below 4.0x Use free cash flow to reduce leverage on quarterly basis Demonstrated ability and willingness to raise additional equity Finance accretive acquisitions with balanced combination of long- term debt and equity Cimmarron acquisition 49% equity financed (1) Cantera acquisition 62% equity financed (1) Includes $15 million for subsequent acquisition of additional 30% undivided interest in the Tri-County System (all debt financed)

Financial Structure Strong capitalization at September 30, 2007 Total Debt to Enterprise Value of 19% (1) 24% pro forma for Cantera acquisition Total Debt to LTM EBITDA of 2.9x (2) 12/31/07E leverage, pro forma for the Cantera acquisition, increased modestly but remains below the target maximum Approximately 80% of total debt is fixed (includes interest rate hedges through 2012) Broad institutional unitholder and noteholder base Strong capital support for acquisitions Moody's ratings: B1 Corporate Family Rating B2 Senior Notes Rating Positive outlook S&P ratings: BB- Corporate Credit Rating B+ Senior Notes Rating Positive outlook (1) Equity value as of January 14, 2008 (2) EBITDA is a non-GAAP financial measure. For a definition and reconciliation to a comparable GAAP measure, see Appendix

Appendix

Reconciliation of Non-GAAP Financial Measures EBITDA We define EBITDA as net income (loss) plus interest expense, provision for income taxes and depreciation and amortization expense. EBITDA is used as a supplemental financial measure by our management and by external users of our financial statements such as investors, commercial banks, research analysts and others, to assess: the financial performance of our assets without regard to financing methods, capital structure or historical cost basis; the ability of our assets to generate cash sufficient to pay interest costs and support our indebtedness; our operating performance and return on capital as compared to those of other companies in the midstream energy sector, without regard to financing or capital structure; and the viability of acquisitions and capital expenditure projects and the overall rates of return on alternative investment opportunities. EBITDA is also a financial measurement that, with certain negotiated adjustments, is reported to our lenders and is used to compute our financial covenants. EBITDA should not be considered an alternative to net income, operating income, cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP. Our EBITDA may not be comparable to EBITDA or similarly titled measures of other entities, as other entities may not calculate EBITDA in the same manner as we do. The following table presents a reconciliation of the non-GAAP financial measure of EBITDA to the GAAP financial measure of net income (loss):

Copano Energy NASDAQ: CPNO